Exhibit 10.1

CONVERTIBLE SECURED NOTE PURCHASE AGREEMENT

THIS CONVERTIBLE SECURED Note Purchase Agreement (this “Agreement”) is made as of December 6, 2024 (the “Effective Date”) by and between Perfect Moment Ltd., a Delaware corporation (the “Company”), and __________ (the “Investor” together with the Company the “Parties”)

RECITALS

A. The Parties are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.

B. The Company wishes to sell to the Investor, and Investor wishes to purchase, a convertible secured promissory note in the principal amount of $2.0 million in the form attached to this Agreement as Exhibit A (the “Note”).

NOW THEREFORE, in consideration of the foregoing recitals and the mutual promises hereafter set forth, the parties hereby agree as follows:

1. Purchase and Sale of the Note. Subject to the terms and conditions of this Agreement, the Company agrees to sell to the Investor, and the Investor agrees to purchase from the Company, the Note. The Note shall be convertible into capital stock of the Company pursuant to the terms and conditions specified therein

2. Closing. The purchase and sale of the Note will take place a closing (the “Closing”) virtually, at the offices of Manatt, Phelps & Phillips, LLP, 695 Town Center Drive, 14th Floor, Costa Mesa, California 92626 or such other location as the Parties may designate. Concurrent with the Closing, the Investor will deliver to the Company $2.0 Million Dollars ($2,000,000.00) in the aggregate, by wire transfer of immediately available funds to the Company, and the Company will deliver to the Investor the Note.

3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor that the statements in the following paragraphs of this Section 3 are true as of the date hereof and shall be true and complete as of the Closing:

3.1 Organization, Good Standing and Qualification. The Company is a corporation duly formed, validly existing in good standing under the laws of the State of Delaware. The Company has the power and authority to own and operate its properties and assets and to carry on its business as currently conducted and as presently proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

3.2 Due Authorization. All action on the part of the Company’s shareholders necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company hereunder has been taken or will be taken prior to the Closing, and this Agreement, when executed and delivered, will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and (ii) the effect of rules of law governing the availability of equitable remedies.

3.3 Power. The Company has the power and authority to execute and deliver the Agreement, and to issue the Note to be purchased by the Investor hereunder and to carry out and perform all its obligations hereunder.

3.4 Valid Issuance.

(a) The Note and the Conversion Shares (together, the “Securities”) when respectively issued, sold and delivered in accordance with the terms of this Agreement for the consideration provided for herein and therein, will be duly and validly issued, fully paid and nonassessable.

(b) Based in part on the representations made by the Investor in Section 4 hereof, the offer and sale of the Note to the Investor in accordance with this Agreement is exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the securities registration and qualification requirements of the currently effective provisions of the securities laws of the states in which the Investor is a resident based upon its address on the signature page hereto.

3.5 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the consummation of the transaction contemplated by this Agreement, except for certain state- required blue sky filings and the filing pursuant to Regulation D.

3.6 Litigation. There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company that would reasonably be expected to result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company or that questions the validity of this Agreement, the right of the Company to enter into this Agreement, or to consummate the transactions contemplated hereby or thereby, nor is the Company aware that there is any basis for any of the foregoing.

4. Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company that:

4.1 Authorization. This Agreement constitutes the Investor’s valid and legally binding obligation, enforceable in accordance with its terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. The Investor represents that it has full power and authority to enter into this Agreement.

4.2 Purchase for Own Account. The Securities will be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same.

4.3 No Solicitation. At no time was the Investor presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Securities.

4.4 Disclosure of Information. The Investor has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Securities. The Investor further has had an opportunity to ask questions of and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Investor or to which the Investor had access. Notwithstanding the foregoing, the Investor shall rely exclusively on the representations and warranties made by the Company in Section 3 for purposes of liability.

4.5 Investment Experience. The Investor understands that the purchase of the Securities involves substantial risk. The Investor (i) has experience as an investor in securities of companies in the development stage and acknowledges that the Investor is able to fend for itself, can bear the economic risk of the Investor’s investment in the Securities and has such knowledge and experience in financial or business matters that the Investor is capable of evaluating the merits and risks of this investment in the Securities and protecting its own interests in connection with this investment, or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables the Investor to be aware of the character, business acumen and financial circumstances of such persons.

4.6 Accredited Investor Status. The Investor is an “accredited investor” within the meaning of Regulation D.

4.7 Restricted Securities. The Investor understands that the Securities are characterized as “restricted securities” under the Securities Act and Rule 144 promulgated thereunder since they are being acquired from the Company in a transaction not involving a public offering, and that under the Securities Act and applicable regulations thereunder the Securities may be resold without registration under the Securities Act only in certain limited circumstances. Furthermore, the Investor is familiar with Rule 144, as presently in effect, and understands the limitations imposed thereby and by the Securities Act on resale of the Securities without such registration.

4.8 Legends. The Investor understands and agrees that the Note and the certificates evidencing the Conversion Shares will bear legends substantially similar to those set forth below in addition to any other legend that may be required by applicable law:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTOR SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

The legend set forth above shall be removed by the Company from any certificate evidencing the Securities upon delivery to the Company of an opinion of counsel, reasonably satisfactory to the Company, that either (i) a registration statement under the Securities Act is at that time in effect with respect to the legended security, or (ii) such security can be freely transferred in a public sale (other than pursuant to Rule 144 or Rule 145 under the Securities Act) without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Securities.

5. Conditions to Closing.

5.1 Conditions to Investor’s Obligations. The obligations of the Investor under Section 2 of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

(a) Each of the representations and warranties of the Company contained in Section 3 shall be true and correct on and as of each Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing (except for representations and warranties that speak as of a particular date, which shall be true and correct on such date);

(b) The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before each Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein; and

(c) All proceedings in connection with the transactions contemplated at each Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investor, and the Investor shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

5.2 Condition to Company’s Obligations. The obligations of the Company to the Investor under this Agreement are subject to the fulfillment or waiver on or before the Closing of the following conditions:

(a) Each of the representations and warranties of the Investor contained in Section 4 shall be true and correct on the date of the Closing; and

(b) The Investor shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

6. General Provisions.

6.1 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

6.2 Governing Law. This Agreement shall be governed by and construed under the internal laws of the State of Delaware, without reference to principles of conflict of laws or choice of laws.

6.3 Counterparts; Originals. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered by pdf or facsimile and upon such delivery the pdf or facsimile signature, as the case may be, will be deemed to have the same effect as if the original signature had been delivered to the other parties. The original signature copy shall be delivered to the other party(ies) by express delivery; however, the failure to deliver the original signature copy or the non-receipt of the original signature copy shall have no effect upon the binding and enforceable nature of this Agreement.

6.4 Headings; Interpretation. In this Agreement, (i) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined; (ii) the captions and headings are used only for convenience and are not to be considered in construing or interpreting this Agreement; and (iii) the words “including,” “includes” and “include” shall be deemed to be followed by the words “without limitation”. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

6.5 Notices. Unless otherwise provided herein, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) at the time of personal delivery, if delivery is in person; (ii) one (1) business day after deposit with an express overnight courier for United States deliveries, or three (3) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iii) four (4) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries when addressed to the Investor to be notified at the address indicated on Schedule A attached hereto or, in the case of the Company, at the Company’s principal executive offices or at such other address as any respective party may designate by giving ten (10) days’ advance written notice to all other parties in accordance with the provisions of this Section.

6.6 No Finder’s Fees. Each party represents that it neither is nor will be obligated for any finder’s or broker’s fee or commission in connection with this transaction. The Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee (and any asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finder’s or broker’s fee (and any asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

6.7 Indemnity; Costs, Expenses and Attorneys’ Fees. Each party shall indemnify and hold each other party hereto harmless from any loss, cost, liability and legal or other expense, including attorneys’ fees of such party’s counsel, which such party may directly or indirectly suffer or incur by reason of any breach of a representation or warranty on the part of a party or a party’s failure to perform any of its obligations under this Agreement or any agreement executed in connection herewith or therewith, provided, however, the indemnity agreement contained in this section shall not apply to liabilities which a party may directly or indirectly suffer or incur by reason of such party’s own gross negligence or willful misconduct.

6.8 Amendments and Waivers. Any term of this Agreement or the Note may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this Section 6.8 shall be binding upon each holder of the Note outstanding at the time, each future holder thereof, the Company, and any other person claiming a right under this Agreement.

6.9 Severability. If one or more provisions of this Agreement is (are) held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

6.10 Entire Agreement. This Agreement, together with all exhibits and schedules hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes, merges, and voids any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to such subject matter.

6.11 Further Assurances. From and after the date of this Agreement, upon the request of the Investor or the Company, the Company and the Investor shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm, carry out and to fully effectuate the intent and purposes of this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:

PERFECT MOMENT LTD.

By:
Name:
Title:

INVESTOR

By:
Name:
Title:

EXHIBIT A

FORM OF CONVERTIBLE SECURED PROMISSORY NOTE